Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Completes Texas Acquisition
Company Adds Eight Hot-Mix Asphalt Plants in Houston Metro Area

DOTHAN, AL, October 6, 2025 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways in local markets across the Sunbelt, today announced that it has acquired eight hot-mix asphalt plants and related crews and equipment operating throughout the Houston, Texas metro area from certain affiliates of Vulcan Materials Company (NYSE: VMC). The acquired operations will be part of Durwood Greene Construction Co., acquired by CPI in August 2025, further strengthening CPI’s presence and capacity in the Houston asphalt market.

Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “Today’s acquisition significantly expands our operations in the fast-growing Houston area while reinforcing CPI’s strategy of building better markets and strategically growing our geographic footprint in Texas. With today’s transaction, we gain not only asphalt production assets but talented builders who share our commitment to safety, quality, and customer satisfaction. The addition of these eight hot-mix asphalt plants, together with their associated crews and equipment, provides our talented and experienced management team at Durwood Greene with powerful tools to increase production and better serve new and existing customers with greater geographic breadth and efficient project execution. We are excited to welcome our new crews into Durwood Greene and the CPI family of companies. The capabilities and local relationships they bring will deepen our reach, improve our flexibility, and help us better support our customers and communities throughout the high-growth Houston area.”

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating in local markets throughout the Sunbelt in Alabama, Florida, Georgia, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, CPI focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a business acquisition and the expected results of the acquired business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:
Rick Black / Ken Dennard
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600